CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated January 9, 1998, to the Prospectus dated December 29,
1997


In a proxy statement dated October 27, 1997, shareholders of Small Capitalization Value Equity Investments ("Small Cap Value Portfolio") and International Equity Investments ("International Equity Portfolio") were asked to approve an amendment to the management agreement between the Trust, on behalf of the Small Cap Value and International Equity Portfolios and Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Trust's Investment Manager, increasing the management fees as follows:



  The Management fee which the Small Cap Value Portfolio pays to SBMFM would be increased from 0.60% to 0.80% of the average net assets of the Small Cap Value Portfolio so that SBMFM could in turn increase the fee payable to NFJ Investment Group and/or certain prospective Advisers;
and


  The Management fee which the International Equity
Portfolio pays to SBMFM would be increased from 0.70% to 0.80% of the average net assets of the International
Equity Portfolio so that SBMFM could in turn increase the fee payable to Oechsle International Advisors, L.P and/or certain prospective Advisers.



It is expected that by February 1, 1998 shareholders of the Small Cap Value and International Equity Portfolios will approve the fee increase described above. If approved by shareholders, the increase in management fees will be applied fully to increase the compensation of each Portfolio's current and prospective Advisors and therefore will not result in increased compensation or profitability to the Investment Manager, SBMFM.




FD 01381     1/98